UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)      July 5, 2006
                                                 -------------------------------


                             ESCALADE, INCORPORATED
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             (Exact Name of Registrant as Specified in Its Charter)


                                     Indiana
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                 (State or Other Jurisdiction of Incorporation)


              0-6966                                     13-2739290
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      (Commission File Number)              (IRS Employer Identification No.)


      251 Wedcor Avenue, Wabash, Indiana                   46992
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   (Address of Principal Executive Offices)              (Zip Code)


                                 (260) 569-7208
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01   Entry into a Material Definitive Agreement

On June 30, 2006, the Company executed a seventh amendment to the revolving term agreement that effectively increased the current available borrowing limit under the Euro Revolving Loan from Euro 2.5 million to Euro 3.0 million and extended the due date to May 19, 2008. All other terms of the agreement were unchanged. As of June 30, 2006 the outstanding balance on this line was Euro 1.0 million.

On June 30, 2006, the Company's wholly owned subsidiary, Indian-Martin, Inc., executed a second amendment to its revolving term agreement that extended the maturity due date to June 30, 2008. All other terms of the agreement were unchanged. As of June 30, 2006 the outstanding balance on this line was $17.3 million.


Item 9.01   Financial Statements and Exhibits

         (c)      Exhibits

                  Exhibit      Description
                  -------      -----------

                  10.1 Seventh Amendment to Amended and Restated Credit Agreement effective October 24, 2001 by and between Escalade, Incorporated and JPMorgan Chase Bank, NA. The effective date of the Amendment was July 1, 2006.
                  10.2 Promissory Note between Escalade, Incorporated and JPMorgan Chase Bank, NA. Dated July 1, 2006.
                  10.3 Second Amendment to Credit Agreement dated September 5, 2003 by and between Indian-Martin, Inc. and JPMorgan Chase Bank, NA. The effective date of the Amendment was July 1, 2006.
                  10.4 Promissory Note between Indian-Martin, Inc. and JPMorgan Chase Bank, NA. Dated July 1, 2006.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Escalade, Incorporated has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 5, 2006                    ESCALADE, INCORPORATED


                                       By: /s/ TERRY D. FRANDSEN
                                           -------------------------------------
                                           Terry D. Frandsen, Vice President and
                                           Chief Financial Officer

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